UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

McDONALD’S CORPORATION

(Name of Registrant as Specified In Its Charter)

BARBERRY CORP.

CARL C. ICAHN

LESLIE SAMUELRICH

MAISIE LUCIA GANZLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MCDONALD’S CORPORATION

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF BARBERRY CORP., CARL C. ICAHN, LESLIE SAMUELRICH AND MAISIE LUCIA GANZLER (COLLECTIVELY, THE “PARTICIPANTS”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF MCDONALD’S CORPORATION

The undersigned appoint(s) Peter C. Harkins and Jordan M. Kovler and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock, par value $0.01 per share (the “Shares”), of McDonald’s Corporation (the “Company”), which the undersigned would be entitled to vote if virtually present at the 2022 Annual Meeting of Stockholders of the Company scheduled to be held on May 26, 2022, at 9:00 a.m. Central time, including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the ten (10) proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED: (1) “FOR” ALL NOMINEES SET FORTH IN PROPOSAL 1, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY MCDONALD’S TO SERVE AS DIRECTORS, OTHER THAN RICHARD LENNY AND SHEILA PENROSE; (2) “AGAINST” THE ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION; (3) “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2022; (4) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING TO MODIFY THE THRESHOLD TO CALL SPECIAL SHAREHOLDERS’ MEETINGS; (5) “FOR” THE ADVISORY VOTE ON A SHAREOLDER PROPOSAL REQUESTING A REPORT ON REDUCING PLASTICS USE; (6) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ANTIBIOTICS AND PUBLIC HEALTH COSTS; (7) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING DISCLOSURE REGARDING CONFINEMENT STALL USE IN THE COMPANY’S U.S. PORK SUPPLY CHAIN; (8) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A THIRD-PARTY CIVIL RIGHTS AUDIT; (9) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES; (10) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON GLOBAL PUBLIC POLICY AND POLITICAL INFLUENCE; AND (11) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

PROPOSAL 1: To elect twelve directors of McDonald’s to serve until the 2023 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Barberry’s proposal to elect Leslie Samuelrich and Maisie Lucia Ganzler, as directors of the Company, plus the persons who have been nominated by McDonald’s to serve as directors, other than Richard Lenny and Sheila Penrose. Barberry is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Richard Lenny and Sheila Penrose. You should refer to the proxy statement and form of proxy distributed by McDonald’s for the names, background, qualifications and other information concerning the McDonald’s nominees.

If you do not wish your Shares voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominees you do not support on the line below. You may also withhold authority to vote for the persons who have been nominated by McDonald’s to serve as directors, other than Richard Lenny and Sheila Penrose, by writing the names of such nominees for whom you wish to withhold authority below. Your Shares will be voted for the remaining nominee(s). None of the McDonald’s nominees for whom we seek authority to vote have agreed to serve if elected with the Icahn Nominees, Leslie Samuelrich and Maisie Lucia Ganzler. There is no assurance that any of McDonald’s nominees will serve as directors if the Icahn Nominees are elected.

WE RECOMMEND A VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 BELOW, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY MCDONALD’S TO SERVE AS DIRECTORS, OTHER THAN RICHARD LENNY AND SHEILA PENROSE.

INSTRUCTIONS: FILL IN VOTING BOXES “•” IN BLACK OR BLUE INK

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
(A) Leslie Samuelrich (B) Maisie Lucia Ganzler
☐	☐	☐

Barberry does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the Shares represented by this Proxy will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Barberry has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, Shares represented by this Proxy will be voted for such substitute nominee(s).

PROPOSAL 2: Advisory vote to approve the Company’s executive compensation.

WE RECOMMEND A VOTE “AGAINST” THE ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3: Advisory vote to approve the appointment of Ernst & Young LLP as the Company’s independent auditor for 2022.

WE RECOMMEND A VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2022.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4: Advisory vote on a shareholder proposal requesting to modify the threshold to call special shareholders’ meetings, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING TO MODIFY THE THRESHOLD TO CALL SPECIAL SHAREHOLDERS’ MEETINGS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 5: Advisory vote on a shareholder proposal requesting a report on reducing plastics use, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON REDUCING PLASTICS USE.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 6: Advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ANTIBIOTICS AND PUBLIC HEALTH COSTS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 7: Advisory vote on a shareholder proposal requesting disclosure regarding confinement stall use in the Company’s U.S. pork supply chain, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING DISCLOSURE REGARDING CONFINEMENT STALL USE IN THE COMPANY’S U.S. PORK SUPPLY CHAIN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 8: Advisory vote on a shareholder proposal requesting a third-party civil rights audit, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A THIRD-PARTY CIVIL RIGHTS AUDIT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 9: Advisory vote on a shareholder proposal requesting a report on lobbying activities and expenditures, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 10: Advisory vote on a shareholder proposal requesting a report on global public policy and political influence, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON GLOBAL PUBLIC POLICY AND POLITICAL INFLUENCE .

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS GOLD PROXY USING THE ENCLOSED RETURN ENVELOPE.